SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 FORM 8-K/A - 1


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)        April 11, 2001
                                                --------------------------------


                          VERSACOM INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



        Utah                           2-86724D                87-0396692
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(State or other jurisdiction      (Commission File           (IRS Employer
 or incorporation)                      Number)             Identification No.)



        1515 North Federal Highway, Suite 418, Boca Raton, Florida 33432
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code            (561) 362-6022
                                                   -----------------------------


                 131 N.W. 13th Street, Boca Raton, Florida 33432
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events.
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         This Amendment to the Current Report on Form 8-K originally filed by
Versacom International, Inc. (the "Company" or "VersaCOM") on July 17, 2001, is filed to update the status of a lawsuit originally disclosed in such Current Report.

         On May 3, 2001, Jenson Services, Inc., a former principal stockholder of the Company ("Jenson Services"), filed an action in the Third Judicial Court in and for Salt Lake County, Utah, styled as Civil Action No. 010903922 MI, seeking damages for breach of contract and an injunction against the transfer of stock certificates representing shares of the Company's common stock that were issued to certain consultants under an S-8 Registration Statement filed by the Company with the Securities and Exchange Commission on or about March 30, 2001. The Verified Complaint, as amended, sought damages for alleged breach of contract, declaratory relief in the form of an injunction enjoining the transfer of any securities issued under the S-8 Registration Statement, damages for an implied covenant of fair dealing and good faith, damages for violations of the Utah Uniform Securities Act and common law fraud, and named the following defendants: VersaCOM; John M. Kaiser ("Kaiser") and Fred Schwartz ("Schwartz"), two of the Company's directors and executive officers; the recipients of the principal portion of these securities, Avi Mirman ("Mirman"), Terence Byrne ("Byrne") and Luis Salazar ("Salazar"); Matthew Carley ("Carley"), who may have had an interest in a portion of these securities; and the Company's transfer and registrar agent, Atlas Stock Transfer Company ("Atlas"). Jenson Services sought only injunctive relief against Atlas.

         Jenson Services alleged that the filing of the S-8 Registration Statement and the issuance of securities thereunder breached Sections 1.4 and
1.8 of that certain Agreement and Plan of Reorganization (the "Reorganization Agreement") dated March 9, 2001 (see the Company's 8-K Current Report dated March 9, 2001), in that the S-8 Registration Statement was filed and the securities were issued while the Company was still indebted to Jenson Services in the amount of $350,000 for consulting services, when Sections 1.4 and 1.8 of the Reorganization Agreement allegedly prohibited this conduct. VersaCOM denied these allegations.

         On July 16, 2001, VersaCOM, Kaiser, Schwartz and Jenson Services settled this legal action as follows: (1) VersaCOM agreed to pay Jenson Services the sum of 400,000, $125,000 of which has been paid; and $275,000 of which is due and payable in consecutive $50,000 monthly payments which commenced on August 15, 2001, and continue until February 15, 2002; (2) a UCC-1 filing presently secured by all of the assets of the Company was subordinated to Jenson Services; (3) Jenson Services was given a security interest in all accounts receivable, equipment and vehicles, presently owned or subsequently acquired, as additional security of the Company's obligations; (4) VersaCOM agreed take whatever action was necessary to cause the stock certificates representing the 3,050,000 shares of the Company's common stock that were issued to Messrs. Mirman, Byrne and Salazar to be canceled; (5) Kaiser and Schwartz agreed to irrevocably advise Atlas in writing that no "unrestricted" shares of the Company shall be issued until advice from Jenson Services that it has been paid in full under the settlement; (6) at its option, Jenson Services could have a representative elected to the Board of Directors; (7) if VersaCOM receives in excess of $200,000 by investment or loan (excluding business income) prior to February 2, 2002, VersaCOM will be required to accelerate the payments due to Jenson Services by paying it 50% of these proceeds or the balance due, which ever is less; (8) certain clients of Jenson Services who invested $100,000 in VersaCOM for an aggregate of 200,000 shares of "restricted securities" were


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granted a right to "put" these shares to VersaCOM at a price of $0.50 per share for six months commencing January 1, 2002; (9) in the event of any default in the payments required of VersaCOM to Jenson Services, Jenson Services is entitled to judgment after five days without notice to VersaCOM; (10) VersaCOM, Kaiser and Schwartz agreed to not to contest any Rule 144 sales that may be sought to be made by Jenson Services in future on "restricted securities" that have been held in excess of one year; (11) if anyone breaches the settlement, the non-defaulting party shall be afforded legal fees and expenses incurred in enforcing the settlement; and (12) upon receipt of all payments due Jenson Services, the complaint against the Company and Messrs. Kaiser and Schwartz is to be dismissed, with prejudice.

         In conjunction with the settlement with Jensen Services, VersaCOM directed Atlas to cancel the stock certificates and the 3,050,000 shares of common stock that were represented thereby that had been issued to Messrs. Mirman, Byrne and Salazar under the Reorganization Agreement and the S-8 Registration Statement.

         Jenson Services and the Company have negotiated a settlement with Salazar and Carley, with the understanding that Salazar agreed to the cancellation of the shares that had been issued to him.

         At the time of the filing of its Verified Complaint, Jenson Services also filed a Motion for Temporary Restraining Order and a Motion for Temporary Restraining Order Restraining the Sale of Stock respecting the securities that had been issued under the S-8 Registration Statement. The Court entered a Temporary Restraining Order restricting the sale of these securities. Jenson Services has agreed to dissolve the Temporary Restraining Order respecting 590,000 of the shares that were issued to persons other than Byrne, Mirman and Salazar under the S-8 Registration Statement, and which included 200,000 shares that were issued to Kaiser and 100,000 that were issued to Schwartz; however, Messrs. Mirman and Byrne have objected to this partial dissolution of the Temporary Restraining Order. Since the Temporary Restraining Order relating to the 590,000 shares was not extended at the August 31, 2001 Court hearing (see below), the Company believes it has been dissolved.

         An evidentiary hearing concerning whether the Temporary Restraining Order against Byrne, Mirman and Salazar would continue during the pendency of this action was scheduled and heard by the Court, pursuant to the Motion of Byrne and Mirman, on August 31, 2001.

         On August 6, 2001, the S-8 Registration Statement was amended to reduce the shares that were registered thereunder by 3,050,000 shares originally issued to Byrne, Mirman and Salazar, that were canceled.

         On August 17, 2001, Messrs. Byrne and Mirman filed a Motion to Dissolve Temporary Restraining Order and Memorandum Supporting the Motion to Dissolve Temporary Restraining Order. The hearing on these Motions was also held on August 31, 2001.

         On August 23, 2001, Byrne and Mirman filed an answer to the Verified Complaint of Jenson Services, principally denying the allegations contained therein, and filed a Counterclaim, Cross-Claim and a Third Party Claim against Jenson Services, VersaCOM, Schwartz, Kaiser and Atlas, and John Does 1 through 10, alleging claims for a Writ of Mandamus/Mandatory Injunction/Declaratory Relief, against all parties respecting the securities that have been canceled; Conversion/Wrongful Cancellation against all parties respecting the securities;


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

failure to register transfer, against VersaCOM and Atlas respecting the securities; Breach of Contract against VersaCOM respecting the securities; Fraud/Stock Fraud, against VersaCOM, Kaiser and Schwartz regarding the securities; Fraud/Negligent Misrepresentation against VersaCOM, Kaiser, Schwartz and Atlas respecting securities; Appropriation of Identity/Forgery, against John Does 1 through 10, respecting the cancellation of the securities.

         Immediately prior to the evidentiary hearing held by the Court on August 31, 2001, the Court allowed Donald & Company Securities, Inc., a New Jersey corporation ("Donald & Company"), to consolidate its complaint against VersaCOM, Byrne, Mirman, Jenson Services and Atlas respecting the securities that were issued to Byrne and Mirman. The Court granted Donald & Company's Motion to Consolidate its action with the proceedings commenced by Jenson Services. Donald & Company's complaint alleges that the stock certificates that were canceled by the Company were wrongfully canceled in violation of applicable law because Donald & Company is a "bona fide purchaser" of these securities; that the Company is estopped to deny the validity of these securities; for conversion against the Company and Atlas for such cancellation; for breach of statutory duty against the Company and Atlas for failure to effect the transfer of these securities; for breach of contract against the Company; for stock fraud against the Company; for unjust enrichment against the Company; for breach of fiduciary duty against the Company; for breach of contract against Mirman and Byrne; for unjust enrichment against Byrne and Mirman; for a Writ of Mandamus requiring the securities to be transferred against the Company and Atlas; and for tortious interference with contract against Jenson Services.

         Following the evidentiary hearing held on August 31, 2001, the Court granted Jenson Services a Preliminary Injunction prohibiting the transfer of the securities that were issued under the S-8 Registration Statement to Mirman and Byrne, while requiring Atlas to reissue the stock certificates that had been canceled by Atlas at the direction of the Company. The Court expressed concern that requiring Donald & Company to "buy-in" to cover delivery of shares that were canceled could jeopardize Donald & Company's continued viability, while at the same time wanting to avoid the possibility of Byne, Mirman and Donald Company improperly benefiting from an alleged contemptuous violation of the TRO.

         Following the August 31 hearing, the Company is advised that Atlas issued certificates evidencing an aggregate of 2,760,000 shares of VersaCOM common stock in the name of Cede & Co. To date, the Court has not signed a formal order resulting from the August 31 hearing, and the Company is unable to determine, at this time, whether the actions taken by Atlas, including its issuance of 460,000 shares to Cede & Co. in connection with the Company's 1.2:1 forward stock split, are consistent with the Court's intentions.

         On August 29, 2001, the Company issued a Press Release, without admitting any liability, which indicated that "bonafide purchasers" who had purchased securities in the open market, for value and without notice of any adverse claims and without any duty to inquire as to whether there were any adverse claims respecting these securities, may be entitled to have any such securities so purchased transferred free of legend on the presentation to the Company of reasonable proof of the status of "bonafide purchasers." A "bonafide purchaser" is a purchaser for value, without notice of any defect or adverse claim, acting in good faith, assuming the facts presented did not give rise to any duty of inquiry that may have discovered any adverse facts or claims. Potential claimants were advised about the information required and the manner in which to contact the Company so that these claims may be promptly considered.


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

         The Company intends to vigorously defend itself against the allegations of Byrne, Mirman and Donald & Company, and expects to file a Cross-Claim against Byrne and Mirman, and a counterclaim against Donald & Company, seeking judgment for damages predicated upon theories of recovery including a conspiracy to defraud the Company. The Company is also evaluating whether additional actions will be commenced against others who may have acted in a manner that caused damage to the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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        (a)      None.

        (b)      None.

        (c)      None.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, Versacom International, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                VERSACOM INTERNATIONAL, INC.



                                By:      /s/ Fred Schwartz
                                         -----------------------------------
                                         Fred Schwartz
                                         President and Chief Executive Officer


Dated:   October 5, 2001